Aftershock Strategies Fund (the “Fund”)

a series of Northern Lights Fund Trust II

Class I Shares (Symbol: SHKIX)

Class N Shares (Symbol: SHKNX)

Supplement dated November 14, 2014

to the Prospectus and Statement of Additional Information (“SAI”)

dated March 31, 2014, as amended

The following supersedes any contrary information contained in the Fund’s current Prospectus and SAI.

The recent proxy statement dated July 11, 2014 (the “Proxy Statement”) discussed a change of control of the Fund’s investment adviser, MacroView Investment Management LLC (the “Adviser”) that was expected to close on or about the date of the Fund’s shareholder meeting on September 16, 2014  (“September Shareholder Meeting”).  At the September Shareholder Meeting, shareholders of the Fund approved a new investment advisory agreement with the Adviser in connection with the change of control.  The closing of the transactions described in the Proxy Statement that would result in the change of control of the Adviser, however, has been delayed but is expected to close before the end of the year.  At that time, the Fund’s new investment advisory agreement with the Adviser, as approved at the September Shareholder Meeting, will go into effect.  Until such time, the current advisory agreement with the Adviser remains in effect.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class I and Class N shares dated March 31, 2014, each as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-SHK-FUND (1-855-745-3863).